SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 26, 2004

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)	(Commission File Number)

1001 Nineteenth Street North Arlington, VA	22209
(Address of principal executive offices)	(Zip code)

(703) 312-9500

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 26, 2004, Friedman, Billings, Ramsey Group, Inc. announced its financial results for the third quarter and nine-month periods ended September 30, 2004. A copy of the press release including unaudited financial information is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1, shall be considered “filed” for purposes of the Securities Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Friedman, Billings, Ramsey Group, Inc. Press Release dated October 26, 2004 (earnings release for third quarter ended September 30, 2004).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Date: October 27, 2004	By:	/s/ Emanuel J. Friedman
Emanuel J. Friedman
Co-Chairman & Co-Chief Executive Officer